Exhibit 10.2


                           QUADRAMED CORPORATION
                          GRANTOR TRUST AGREEMENT

                                 AMENDMENT

         PURSUANT to Section 14(a) of the QuadraMed Corporation Grantor Trust Agreement (the "Agreement") made the first day of January 2000 by and between QuadraMed Corporation, as the "Company", and Wachovia Bank, N.A. as the "Trustee", the Company and the Trustee hereby amend said Grantor Trust Agreement as follows, effective as of the subsequent of the dates this Amendment is executed below by the Company and the Trustee:

         1. Section 2(b) is hereby amended to read in its entirety as follows:

         "(b) Notwithstanding Section 2(a) above, subsequent to a Change of Control a Participant or his or her Beneficiaries may make application to the Trustee for payment of their benefit in the event he believes a Failure to Pay, as defined in Section 16, has occurred. In the event after a Change of Control has occurred the Trustee determines that a Failure to Pay has occurred, it shall make its own independent determination of the benefit which is payable to the Participant or Beneficiary. Upon reaching its determination, the Trustee shall pay the benefit, if any, which it has determined is due the Participant or Beneficiary."

         2. The third paragraph of Section 2(d) is hereby deleted.

         3. Section 2(e) is hereby amended to read in its entirety as follows:

         "(e) The Company agrees that all income, deductions and credits of the Trust Fund (of if applicable, the Accounts) belong to it as owner for income tax purposes and will be included on the Company's income tax returns."

         4. The final sentence of Section 2(g) is hereby amended to read in its entirety as follows: "The Employer waives any right to contest any amount paid over by the Trustee pursuant to a good faith determination made by the Trustee under this Section 2 absent a manifest abuse of discretion by the Trustee in making such determination."

         5. Section 2(g) is hereby further amended by adding at the end thereof an additional sentence, to read in its entirety as follows:

                  "For the avoidance of doubt, no independent determinations are required of or permitted to be made by the Trustee under this Section 2 prior to a Change of Control."

         6. Section 2(h) is hereby amended to read in its entirety:

         "(h) The Trustee agrees that it will not itself institute any action at law or at equity, whether in the nature of an accounting, interpleader action, request for a declaratory judgment or otherwise, requesting a court or administrative or quasi-judicial body to make the determination required to be made by the Trustee under this Section 2 in the place and stead of the Trustee. The Trustee may, in its discretion, institute an action to collect a contribution due the Trust following a Change of Control or in the event that following a Change of Control the Trust should ever experience a short-fall in the amount of assets necessary to make payments pursuant to the terms of the Arrangements."

         7. Section 2(i) is hereby amended by deleting the second sentence thereof (beginning "The Employer shall promptly reimburse the Trust . .
 ..").:

         8. Section 5 is hereby amended by adding at the end thereof the following additional sentence:

                  "In the event that the Company, prior to a Change in Control, or the Trustee, after a Change in Control, determines that the assets of the Trust exceed one-hundred and twenty percent (120%) of the then value of the current and future benefit payments and administrative expenses that are to be paid under the Arrangements, the Trustee, at the direction of the Company prior to a Change in Control, or in its sole and absolute discretion after a Change in Control, shall distribute to the Company such excess portion of the Trust."

         9. Section 14(c) is hereby amended by adding at the end thereof a new sentence, to read in its entirety as follows:

                  "Prior to the return of such assets, the Trustee may deduct its fees and expenses."

         10. Section 14(e) is hereby deleted in its entirety.

         11. Exhibit A to the Agreement is hereby amended so as to identify as the sole Arrangement for purposes of the Agreement the "QuadraMed Corporation Supplemental Executive Retirement Plan."

         12. Exhibit B to the Agreement is hereby amended so as to identify as the sole Participant for purposes of the Agreement "James D. Durham, the sole participant under the QuadraMed Corporation Supplemental Executive Retirement Plan."

         IN WITNESS WHEREOF, the Company and the Trustee, each by its officer hereunto duly authorized, has caused this amendment to be executed in its name and on its behalf by its officer hereunto as of the respective dates specified below.

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QUADRAMED CORPORATION                                         WACHOVIA BANK, N.A.


By:               /s/ Michael H. Lanza                        By:
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       Michael H. Lanza
       Executive Vice President
                                                              Title:
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Date:                                                         Date:
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